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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 10, 2000
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                Date of Report (Date of Earliest Event Reported)


                           EXODUS COMMUNICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)


   Delaware                     0-23795                          77-0403076
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(State of              (Commission file number)              (I.R.S. Employer
Incorporation)                                               Identification No.)


                         2831 Mission College Boulevard
                          Santa Clara, California 95054
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          (Address of principal executive offices, including zip code)


                                 (408) 346-2200
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              (Registrant's telephone number, including area code)

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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibit is filed herewith:

    99.01    Selected presentation slides used November 10, 2000.

ITEM 9:  REGULATION FD DISCLOSURE.

       On November 10, 2000, Exodus Communications, Inc. held an Investor Day for financial analysts and others, which was available through live audio webcast together with accompanying slides, and by webcast replay.

       The data shown on the business outlook presentation slides used at that event webcast are attached to this Form 8-K as Exhibit 99.01 and incorporated herein by reference. A complete set of the presentation slides will be available at the investor relations page on our website (www.exodus.net) until 5:00p EST December 10, 2000. This information contains forward-looking statements, including financial projections, descriptions of management's plans and objectives, and statements related to future operations, including those related to the growth in Exodus' business, additional IDCs, revenues, EBITDA, revenue per customer, gross margin, bookings and other anticipated financial results. Actual results may differ materially from those projected in these forward-looking statements. Factors that could affect these forward-looking statements include: operational challenges of developing, deploying and delivering Exodus' services; potential difficulties in completing our proposed acquisition of GlobalCenter as scheduled in January 2001 or otherwise; potential difficulties of integrating GlobalCenter with Exodus and achieving expected benefits of the acquisition; potential that the business and operations of GlobalCenter may be different at closing than as predicted, as Exodus has no control over GlobalCenter prior to the closing; potential difficulties associated with international operations or expansion; potential difficulties in opening new IDCs and delivering services when requested by our customers; competition from existing and new competitors; and the risk that customers who have placed orders may cancel or delay installations. These statements also involve risks and uncertainties described from time to time in Exodus' filings with the SEC such as in its most recent Forms 10-Q, Forms 8-K, and Form 10-K. Exodus assumes no obligation to update any forward-looking information contained in this report.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: November 13, 2000

                    EXODUS COMMUNICATIONS, INC.

                    By: /s/ ADAM W. WEGNER
                        -----------------------------
                        Adam W. Wegner,
                        Senior Vice President, Legal
                        and Corporate Affairs, General Counsel and
                        Secretary


                                  EXHIBIT INDEX
                                  -------------
       99.01  Selected presentation slides used November 10, 2000.


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